UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K/A
(Amendment No. 1)
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 20, 2011

TRANSATLANTIC HOLDINGS, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	1-10545	13-3355897
(State or Other	(Commission File Number)	(IRS Employer
Jurisdiction of		Identification Number)
Incorporation)

80 Pine Street, New York, New York	10005
(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (212) 365-2200
NONE
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☑	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2 (b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Merger Agreement
Item 9.01. Financial Statements and Exhibits
SIGNATURES
Exhibit Index

Explanatory Note
     Transatlantic Holdings, Inc. (the “Company”) hereby amends its Current Report on Form 8-K (Date of Report — November 20, 2011) filed on November 22, 2011 (the “Initial 8-K”) as set forth in this Amendment No. 1 to Form 8-K (“Form 8-K/A”). This Form 8-K/A amends and restates in its entirety the section of Item 1.01 of the Initial 8-K under the heading “Voting Agreements” to reflect that approximately 18.7% of the aggregate amount of outstanding shares of common stock of Alleghany Corporation (“Alleghany”) are held by the Alleghany Supporting Stockholders, as defined below.
Item 1.01 Entry into a Material Definitive Merger Agreement.
     Voting Agreements
     Also on November 20, 2011, Transatlantic entered into a Voting Agreement (collectively, the “Voting Agreements”) with each of Estate of F.M. Kirby, Allan P. Kirby, Alice Kirby Horton, S. Dillard Kirby, Jefferson W. Kirby, John C. Baity & S. Dillard Kirby Trustees u/a 1/3/75 f/b/o S. Dillard Kirby, John C. Baity & Jefferson W. Kirby Trustees u/a 1/3/75 f/b/o Jefferson W. Kirby, John C. Baity & Alice Kirby Horton Trustees u/a 1/3/75 f/b/o Alice Kirby Horton, John C. Baity Trustee u/a 12/30/76 f/b/o Descendants of Fred M. Kirby III, John C. Baity & Stark Dillard Kirby Trustees u/a 12/30/76 f/b/o Stark Dillard Kirby, John C. Baity Trustee u/a 12/30/76 f/b/o Descendants of Stark Dillard Kirby, John C. Baity & Jefferson W. Kirby Trustees u/a 12/30/76 f/b/o Jefferson W. Kirby, John C. Baity Trustee u/a 12/30/76 f/b/o Descendants of Jefferson W. Kirby, John C. Baity & Alice Kirby Horton Trustees u/a 12/30/76 f/b/o Alice Kirby Horton, John C. Baity Trustee u/a 12/30/76 f/b/o Descendants of Alice Kirby Horton, John C. Baity Trustee u/a 12/30/76 f/b/o Leigh Carlin Kirby, John C. Baity Trustee u/a 12/30/76 f/b/o Stark Dillard Kirby, Jr., John C. Baity Trustee u/a 12/30/76 f/b/o Elizabeth Marie Kirby, John C. Baity Trustee u/a 12/30/76 f/b/o Fred Morgan Kirby IV, John C. Baity Trustee u/a 12/30/76 f/b/o Jefferson W. Kirby, Jr. (collectively, the “Alleghany Supporting Stockholders”), which Alleghany Supporting Stockholders hold an aggregate of approximately 18.7% of the currently outstanding shares of Alleghany common stock. The Voting Agreements provide, among other things, that the Allegheny Supporting Stockholders have irrevocably agreed, subject to the terms of such Voting Agreements, to vote all shares of Alleghany common stock owned by such stockholders (a) in favor of approval of the Stock Issuance (as defined in the Merger Agreement) and (b) against any Alleghany Acquisition Proposal (as defined in the Merger Agreement) and against any action or agreement that would reasonably be expected to materially impair the ability of Alleghany or Merger Sub to complete the Merger.
     The foregoing summary of the Voting Agreements, and the transactions contemplated thereby, does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the form of Voting Agreement, which is filed as Exhibit 10.1 to this Form 8-K, and is incorporated herein by reference.
Item 9.01. Financial Statements and Exhibits.

Exhibit No.	Description
10.1	Form of Voting Agreement, dated as of November 20, 2011, between Transatlantic Holdings, Inc. and the Alleghany Supporting Stockholders (incorporated by reference from Exhibit 10.1 to the Initial 8-K).

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRANSATLANTIC HOLDINGS, INC. (Registrant)
By:	/s/ Gary A. Schwartz
Gary A. Schwartz
Executive Vice President and General Counsel

Date: November 30, 2011

Exhibit Index

Exhibit No.	Description
10.1	Form of Voting Agreement, dated as of November 20, 2011, between Transatlantic Holdings, Inc. and the Alleghany Supporting Stockholders (incorporated by reference from Exhibit 10.1 to the Initial 8-K).